UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/12/2008

Time Warner Telecom Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-30218

DE	841500624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10475 Park Meadows Drive, Littleton, CO 80124
(Address of principal executive offices, including zip code)

303-566-1284
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Time Warner Telecom Inc. amended its Certificate of Incorporation effective March 12, 2008 to change its name to tw telecom inc. in preparation for a broader name and brand change that will be effective July 1, 2008, as described in the press release. The company will continue to use and be known as Time Warner Telecom Inc., as its trade name, until July 1, 2008 and during this period will co-brand with tw telecom while completing necessary legal and regulatory requirements and marketing and communications activities.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit 99.1 Press release issued by Time Warner Telecom Inc. on March 12, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Time Warner Telecom Inc.

Date: March 18, 2008	By:	/s/ Tina Davis
Tina Davis
Senior Vice President and Deputy General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued by Time Warner Telecom Inc. on March 12, 2008.